                                                                    Exhibit 10.5

                                FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 11, 2000 (this "Amendment" or this "Fourth Amendment"), is by and between THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined), FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent") and KEYBANK NATIONAL ASSOCIATION, and BANK OF MONTREAL, CHICAGO BRANCH as co-agents ("Co-Agents").

         This Amendment amends that certain Credit Agreement dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents (as previously amended, as amended hereby and as further amended, modified, restated or supplemented from time to time, the "Credit Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

         A. The Borrower intends to purchase Station WETM-TV in Elmira, New York (the "Station") by entering into a transaction with Smith Television of New York, Inc. ("Seller") in which the Borrower will (i) purchase a 20% equity interest in Seller and (ii) enter into an LMA with respect to the Station (which LMA would terminate, among other reasons, upon any foreclosure thereon by the Banks following any Event of Default under the Credit Agreement). The foregoing transaction is defined herein as the "Elmira Station Transaction". The parties to the Elmira Station Transaction intend that the Borrower or one of its subsidiaries will ultimately own or control the Station through the exercise of a put by Seller or an option by the Borrower pursuant to the documents governing such transaction. The Borrower has requested that the Credit Agreement be amended to make clear that the Elmira Station Transaction and any similarly structured transaction in the future be treated as an Acquisition.

         B. The Required Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents are willing to agree to so amend the Credit Agreement on the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agents hereby agree as follows:

                                   ARTICLE I.

                         AMENDMENTS TO CREDIT AGREEMENT

     1.1 New Defined Term. The following is hereby added in appropriate alphabetical order to Section 1.1 of the Credit Agreement:

               "Fourth Amendment" shall mean the Fourth
               Amendment to Credit Agreement, dated as of February 11, 2000, between the Borrower, the Administrative Agent, the Documentation Agent, the Co-Agents and the Required Lenders.

     1.2 Elmira Acquisition: (a) The definition of "Acquisition" is hereby amended by adding the following as the third sentence thereof: "For purposes of this Agreement, the Elmira Station Transaction (as defined in the Fourth Amendment) and any similarly structured transaction in which the Borrower (or a Subsidiary), on terms and conditions satisfactory to the Administrative Agent, purchases for value any shares of Capital Stock in any Person, together with an option to acquire additional Capital Stock sufficient to give the Borrower (or such Subsidiary) a majority interest in such Person, shall be considered to be an Acquisition."

     (b) The Elmira Transaction is deemed to be a Permitted Acquisition.

                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby certifies and warrants to the Administrative Agent and the Lenders that (a) after giving effect to the amendments effected hereby, each of the representations and warranties contained in ARTICLE V of the Credit Agreement and in the other Credit Documents are true and correct on the date hereof with the same effect as though made on the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) after giving effect to the amendments effected hereby, no Default or Event of Default shall have occurred and be continuing on the date hereof.

                                  ARTICLE III.


                                    GENERAL

     3.1 FULL FORCE AND EFFECT. The Credit Agreement, as expressly amended hereby, shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.

     3.2 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

     3.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     3.4 EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees.

     3.5 FURTHER ASSURANCES. The Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral.

     3.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.



                     [This space intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.

                              THE ACKERLEY GROUP, INC.



                              By: /s/ Keith Ritzmann
                                  ---------------------------------------------
                              Title: Keith Ritzmann - Senior Vice President/CIO
                                     ------------------------------------------


                             (signatures continued)

                         FIRST UNION NATIONAL BANK
                         as Administrative Agent and as Lender


                         By:    /s/
                                ---------------------------------

                         Title: SVP
                                ---------------------------------

                             (signatures continued)

                         FLEET BANK, N.A.


                         By:    /s/ Garret Komjathy
                                -----------------------------------

                                GARRET KOMJATHY
                         Title: VICE PRESIDENT
                                -----------------------------------

                             (signatures continued)

                         BANK OF MONTREAL, CHICAGO BRANCH


                         By:    /s/ Ola Anderssen
                                --------------------------------

                                OLA ANDERSSEN
                         Title: DIRECTOR
                                --------------------------------

                             (signatures continued)

                         KEYBANK NATIONAL ASSOCIATION


                         By:    /s/ Richard J. Ameny, Jr.
                                --------------------------------
                                RICHARD J. AMENY, JR.
                         Title: ASSISTANT VICE PRESIDENT
                                --------------------------------

                             (signatures continued)

                         U.S. BANK NATIONAL ASSOCIATION


                         By:    /s/ Matthew S. Thoreson
                                --------------------------------
                                Matthew S. Thoreson
                         Title: Vice President
                                --------------------------------

                             (signatures continued)

                         BANK OF AMERICA, N.A.


                         By:    /s/ George V. Hausler
                                --------------------------------
                                George V. Hausler
                         Title: Vice President
                                --------------------------------

                             (signatures continued)

                              THE BANK OF NOVA SCOTIA

                              By: /s/ Ian A. Hodgart
                                 ------------------------------------
                                      IAN A. HODGART

                              Title: AUTHORIZED SIGNATORY
                                    ---------------------------------

                             (signatures continued)

                              THE CIT GROUP/EQUIPMENT
                              FINANCING, INC.

                              By: /s/ Daniel E. A. Nichols
                                 ------------------------------------
                                      DANIEL E. A. NICHOLS

                              Title: ASSISTANT VICE PRESIDENT
                                    ---------------------------------

                             (signatures continued)

                              FIRST HAWAIIAN BANK

                              By: /s/ Travis Ruetenik
                                 ------------------------------------
                                      TRAVIS RUETENIK

                              Title: ASST. VICE PRESIDENT
                                    ---------------------------------

                             (signatures continued)

                              CREDIT INDUSTRIEL ET COMMERCIAL

                              By: /s/ Marcus Edward
                                 ------------------------------------
                                      Marcus Edward

                              Title: Vice President
                                    ---------------------------------


                              By: /s/ Sean Mounier
                                 ------------------------------------
                                      Sean Mounier

                              Title: First Vice President
                                    ---------------------------------

                             (signatures continued)

                                        MICHIGAN NATIONAL BANK


                                        By: /s/ Jeffrey W. Billig
                                            ----------------------------------
                                                Jeffrey W. Billig

                                        Title: Vice President
                                               -------------------------------















                             (signatures continued)

                                        WASHINGTON MUTUAL BANK
                                        (dba WESTERN BANK)


                                        By: /s/ David M. Purcell
                                            ----------------------------------
                                                David M. Purcell

                                        Title: Vice President
                                               -------------------------------















                             (signatures continued)


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


                                        NATEXIS BANQUE POPULAIRES
                                        (formerly known as Natexis Banque)


                                        By: /s/ EVAN S. KRAUS
                                            ----------------------------------
                                                EVAN S. KRAUS

                                        Title: ASSISTANT VICE PRESIDENT
                                               -------------------------------



                                        By: /S/ WILLIAM C. MAIER
                                            ----------------------------------
                                                WILLIAM C. MAIER

                                        Title: SENIOR VICE PRESIDENT
                                               -------------------------------

















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
                          ACKNOWLEDGEMENT OF GUARANTY


Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as of January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and KeyBank National association and Bank of Montreal, Chicago Branch, as co-agents (the "Credit Agreement"), hereby consents to the foregoing Fourth Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment (including without limitation the extension of the maturity of the Loans as contemplated thereby). The foregoing consent and waiver of the undersigned is made as of the date of the Fourth Amendment.


ACKERLEY AIRPORT ADVERTISING, INC.               ACKERLEY COMMUNICATIONS OF
                                                 MASSACHUSETTS, INC.



By:     /s/ Keith Ritzmann                       By:     /s/ Keith Ritzmann
        -------------------------                        -----------------------

Title:  Keith Ritzmann --                        Title:  Keith Ritzmann --
        Assistant Secretary                              Assistant Secretary


AK MEDIA GROUP, INC.                             CENTRAL NEW YORK NEWS, INC.



By:     /s/ Keith Ritzmann                       By:     /s/ Keith Ritzmann
        -------------------------                        -----------------------

Title:  Keith Ritzmann --                        Title:  Keith Ritzmann --
        Assistant Secretary                              Assistant Secretary



KVOS TV, LTD.                                    TC AVIATION, INC.



By:     /s/ Keith Ritzmann                       By:     /s/ Keith Ritzmann
        -------------------------                        -----------------------

Title:  Keith Ritzmann --                        Title:  Keith Ritzmann --
        Assistant Secretary                              Assistant Secretary


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